Blackstone Long-Short Credit Income Fund

Portfolio of Investments

September 30, 2023 (Unaudited)

	Principal
	Amount	Value

FLOATING RATE LOAN INTERESTS(a) - 128.98%
Aerospace & Defense - 6.73%
Amentum Government Services Holdings LLC, First Lien Term Loan, 3M US SOFR + 4.00%, 02/15/2029	$1,551,115	$1,533,673
Atlas CC Acquisition Corp., First Lien B Term Loan, 3M US SOFR + 4.25%, 0.75% Floor, 05/25/2028	1,944,538	1,826,047
Atlas CC Acquisition Corp., First Lien C Term Loan, 3M US SOFR + 4.25%, 0.75% Floor, 05/25/2028	395,499	371,399
Avolon TLB Borrower 1 (US) TL, First Lien Term Loan, 1M US SOFR + 2.50%, 06/22/2028	654,286	655,065
Dynasty Acquisition Co., Inc., First Lien Term Loan, 1M US SOFR + 4.00%, 08/24/2028	863,236	862,520
LSF11 Trinity BidCo, Inc., TL, First Lien Term Loan, 1M US SOFR + 4.50%, 06/14/2030(b)	919,084	919,084
Nordam Group LLC, First Lien Initial Term Loan, 1M US SOFR + 5.50%, 04/09/2026	1,375,200	1,256,589
Peraton Corp., First Lien B Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 02/01/2028	1,999,020	1,997,361
Standard Aero, Ltd., First Lien Term Loan, 6M US SOFR + 4.25%, 08/24/2028	369,958	369,651
TransDigm Inc., TLI, First Lien Term Loan, 3M US SOFR + 3.25%, 08/24/2028	850,899	852,294
Vertex Aerospace Corp., First Lien Term Loan, 1M US SOFR + 3.75%, 12/06/2028	537,962	538,820
		11,182,503

Air Freight & Logistics - 2.15%
Clue Opco LLC, First Lien Term Loan, 6M US SOFR + 4.00%, 09/20/2030	1,130,000	1,105,519
Kenan Advantage Group, Inc., First Lien U.S. B-1 Term Loan, 6M US SOFR + 4.18%, 0.75% Floor, 03/24/2026	1,495,918	1,494,153
WWEX UNI TopCo Holdings LLC, First Lien Initial Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 07/26/2028	982,398	968,993
		3,568,665

Automobile Components - 2.76%
Belron Luxembourg Sarl, First Lien Term Loan, 1M US SOFR + 2.85%, 0.50% Floor, 04/18/2029	322,860	323,617
Burgess Point Purchaser Corp., First Lien Term Loan, 1M US SOFR + 5.25%, 07/25/2029	1,287,471	1,218,617
Clarios Global LP, TL, First Lien Term Loan, 3M US SOFR + 3.75%, 05/06/2030	488,390	488,163
First Brands Group LLC, First Lien Term Loan, 6M US SOFR + 5.00%, 1.00% Floor, 03/30/2027	566,667	560,649
Mavis Tire Express Services Topco Corp., First Lien Term Loan, 1M US SOFR + 4.00%, 0.75% Floor, 05/04/2028	1,412,494	1,410,729
Phinia Inc., TL, First Lien Term Loan, 6M US SOFR + 3.75%, 07/03/2028	577,500	578,944
		4,580,719

Beverages - 0.52%
Triton Water Holdings, Inc., First Lien Initial Term Loan, 3M US SOFR + 3.50%, 0.50% Floor, 03/31/2028	890,148	869,376

Biotechnology - 0.62%
Grifols Worldwide Operations, TLB, First Lien Term Loan, 3M US SOFR + 2.00%, 11/15/2027	1,051,088	1,034,796

Broadline Retail - 0.84%
Pilot Travel Centers LLC, First Lien Term Loan, 1M US L + 2.00%, 08/04/2028	1,392,875	1,392,875

Building Products - 5.62%
Chariot Buyer LLC, First Lien Term Loan:
1M US SOFR + 3.25%, 0.50% Floor, 11/03/2028	1,019,440	1,005,662
3M US L + 7.51%, 0.50% Floor, 10/31/2029	1,146,933	1,147,295
Cornerstone Building Brands, Inc., First Lien Tranche B Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 04/12/2028	1,075,327	1,052,143
CP Atlas Buyer, Inc., First Lien B Term Loan, 3M US SOFR + 3.50%, 0.50% Floor, 11/23/2027	1,304,637	1,234,238
Kodiak Building Partners Inc. TLB, First Lien Term Loan, 3M US SOFR + 3.25%, 0.75% Floor, 03/12/2028	1,873,589	1,873,589

	Principal
	Amount	Value

Building Products (continued)
LHS Borrower, LLC, TL, First Lien Term Loan, 1M US SOFR + 4.75%, 02/16/2029	$146,287	$133,579
Oscar Acquisitionco LLC, First Lien Term Loan, 3M US SOFR + 4.50%, 0.50% Floor, 04/29/2029	1,384,641	1,376,610
Tamko Building Products LLC, First Lien Term Loan, 6M US SOFR + 3.50%, 09/20/2030	1,514,339	1,509,615
		9,332,731

Capital Markets - 2.52%
Advisor Group Holdings, Inc., First Lien Term Loan, 1M US SOFR + 4.50%, 08/17/2028	1,068,711	1,069,464
Apex Group Treasury, Ltd., First Lien USD Term Loan, 3M US SOFR + 3.75%, 0.50% Floor, 07/27/2028	1,207,903	1,199,598
Focus Financial Partners LLC, First Lien Term Loan:
1M US SOFR + 3.50%, 06/30/2028	478,163	478,293
3M US L + 2.50%, 0.50% Floor, 06/30/2028	1,436,321	1,433,901
		4,181,256

Chemicals - 1.73%
Ecovyst Catalyst Technologies LLC, First Lien Term Loan, 3M US SOFR + 2.50%, 0.50% Floor, 06/09/2028	992,386	990,654
Geon Performance Solutions LLC, First Lien Term Loan, 3M US SOFR + 4.75%, 0.75% Floor, 08/18/2028	344,482	340,606
Hyperion Materials & Technologies, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.25%, 0.50% Floor, 08/30/2028	660,761	660,348
Messer Industries LLC Tl, First Lien Term Loan, 3M US SOFR + 2.50%, 03/02/2026	877,392	877,787
		2,869,395

Commercial Services & Supplies - 5.84%
Access CIG LLC, Second Lien Initial Term Loan, 3M US SOFR + 7.75%, 02/27/2026	940,445	922,422
Allied Universal Holdco LLC, First Lien Initial U.S. Dollar Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 05/12/2028	611,791	591,942
Allied Universal Holdco LLC, TLB, First Lien Term Loan, 3M US SOFR + 4.75%, 05/12/2028	1,330,000	1,313,375
Covanta 11/21 TLB, First Lien Term Loan, 3M US L + 2.50%, 11/30/2028	1,277,486	1,272,005
Covanta 11/21 TLC, First Lien Term Loan, 1M US SOFR + 2.50%, 11/30/2028	97,149	96,732
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M US SOFR + 6.75%, 0.75% Floor, 03/30/2029	581,429	516,745
Foundational Education Group, Inc., First Lien Term Loan, 3M US SOFR + 3.75%, 08/31/2028	33,050	31,039
Garda World Security Corp., First Lien B-2 Term Loan, 1M US SOFR + 4.25%, 10/30/2026	1,015,521	1,016,521
Genuine Financial Holdings LLC, First Lien Term Loan, 6M US SOFR + 4.25%, 09/21/2030	1,210,000	1,200,925
Output Services Group, Inc. TLA 1L, First Lien Term Loan, 3M US SOFR + 5.25%, 1.50% PIK, 06/29/2026(c)(d)	461,661	96,949
Revspring, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.00%, 10/11/2025	1,028,700	1,014,128
TMF Sapphire Bidco B.V., TLB, First Lien Term Loan, 1M US SOFR + 5.00%, 05/03/2028	258,182	258,827
TRC Companies, Second Lien Term Loan, 1M US SOFR + 6.75%, 12/07/2029(b)	633,538	601,862
United Site Cov-Lite, First Lien Term Loan, 3M US SOFR + 4.25%, 12/15/2028	950,535	766,540
		9,700,012

Communications Equipment - 0.05%
MLN US HoldCo LLC, First Lien B Term Loan, 3M US SOFR + 4.50%, 11/30/2025	699,130	83,896

Construction & Engineering - 0.93%
Aegion Corp., First Lien Initial Term Loan, 1M US SOFR + 4.75%, 0.75% Floor, 05/17/2028	1,396,525	1,391,895
Tutor Perini Corp., First Lien B Term Loan, 1M US L + 4.75%, 1.00% Floor, 08/18/2027	164,826	157,719
		1,549,614

Construction Materials - 1.40%
Quickrete Holdings, Inc., First Lien Initial Term Loan, 1M US SOFR + 2.625%, 02/01/2027	994,319	994,150
White Cap Buyer LLC, First Lien Initial Closing Date Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 10/19/2027	1,331,282	1,330,370
		2,324,520

	Principal
	Amount	Value

Containers & Packaging - 2.23%
Berry Global, Inc., First Lien Term Loan, 3M US SOFR + 1.75%, 07/01/2026	$238,041	$238,304
LABL, Inc., First Lien Term Loan, 1M US SOFR + 5.00%, 10/29/2028	499,536	498,632
Proampac Pg Borrower LLC, First Lien Term Loan, 1M US SOFR + 4.75%, 11/03/2028	437,878	436,454
Strategic Materials Holding Corp., Second Lien Initial Term Loan, 3M US SOFR + 7.75%, 1.00% Floor, 10/31/2025	533,333	15,333
Tekni-Plex, Inc., First Lien Tranche B-3 Initial Term Loan, 3M US SOFR + 4.00%, 0.50% Floor, 09/15/2028	1,332,206	1,329,615
Tricorbraun Holdings, Inc., First Lien Closing Date Initial Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 03/03/2028	1,196,939	1,176,471
		3,694,809

Distributors - 0.73%
FleetPride, Inc., First Lien Term Loan, 1M US SOFR + 4.75%, 09/26/2028(b)	378,697	375,147
LBM Acquisition LLC, First Lien Initial Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 12/17/2027	855,012	836,553
		1,211,700

Diversified Consumer Services - 4.55%
Element Materials Technology Group Holdings DTL, First Lien Term Loan, 3M US SOFR + 4.25%, 06/22/2029	291,748	289,074
Element Materials Technology Group Holdings TL, First Lien Term Loan, 3M US SOFR + 4.25%, 06/22/2029	632,123	626,329
Loyalty Ventures, Inc., First Lien Term Loan, PRIME + 3.50%, 11/03/2027(b)(c)	434,172	6,513
McKissock Investment Holdings, LLC, First Lien Term Loan, 3M US SOFR + 5.00%, 03/12/2029	136,207	134,675
Prime Security Services Borrower LLC, First Lien 2021 Refinancing B-1 Term Loan, 1M US SOFR + 2.75%, 0.75% Floor, 09/23/2026	1,987,809	1,987,134
Rinchem Company, Inc., First Lien Term Loan, 3M US SOFR + 4.25%, 03/02/2029	722,144	682,426
Spring Education Group, Inc., TL, First Lien Term Loan, 6M US SOFR + 4.75%, 09/29/2030(b)	388,738	387,767
St. George's University Scholastic Services LLC, First Lien Term Loan B Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 02/10/2029	1,266,088	1,257,226
TruGreen LP, First Lien Term Loan, 1M US SOFR + 4.00%, 0.75% Floor, 11/02/2027	1,101,006	1,049,258
Weld North Education LLC, First Lien Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 12/21/2027	1,160,188	1,139,762
		7,560,164

Diversified Telecommunication Services - 2.63%
Level 3 Financing, Inc., First Lien Term Loan, 1M US SOFR + 1.75%, 03/01/2027	633,319	599,398
Lumen Technologies, Inc., First Lien Term Loan, 1M US SOFR + 2.25%, 03/15/2027	1,337,153	958,892
Telenet Financing USD LLC, First Lien Term Loan, 1M US SOFR + 2.00%, 04/30/2028	1,803,616	1,761,908
Zacapa S.A.R.L., First Lien Term Loan, 3M US SOFR + 4.00%, 03/22/2029	1,048,611	1,042,629
		4,362,827

Electric Utilities - 0.48%
Miron Technologies, Inc., First Lien Term Loan, 3M US SOFR + 2.75%, 10/20/2028	793,222	793,642

Electrical Equipment - 1.61%
Generac Power Systems, Inc., First Lien Term Loan, 1M US SOFR + 1.75%, 12/13/2026	1,000,000	1,000,830
Madison IAQ LLC, First Lien Initial Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 06/21/2028	1,270,912	1,252,408
Vantage Elevator 11/21, First Lien Term Loan, 1M US SOFR + 3.75%, 11/10/2028	437,750	413,310
		2,666,548

Electronic Equipment, Instruments & Components - 1.13%
LTI Holdings, Inc., First Lien Initial Term Loan, 1M US SOFR + 3.50%, 09/06/2025	1,194,249	1,165,886
LTI Holdings, Inc., First Lien Term Loan, 1M US SOFR + 4.75%, 07/24/2026	363,256	356,292
LTI Holdings, Inc., Second Lien Initial Term Loan, 1M US SOFR + 6.75%, 09/06/2026	382,979	349,194
		1,871,372

	Principal
	Amount	Value

Entertainment - 1.16%
Amplify Finco Pty, Ltd., First Lien U.S. Dollar Term Loan, 3M US L + 4.15%, 0.75% Floor, 11/26/2026	$1,166,375	$1,166,375
CE Intermediate I LLC, First Lien Term Loan, 3M US SOFR + 3.50%, 0.50% Floor, 11/10/2028	760,375	753,486
		1,919,861

Financial Services - 3.18%
Lereta, LLC, First Lien Term Loan, 1M US SOFR + 5.00%, 07/30/2028	429,110	350,100
Mitchell International, Inc., First Lien Term Loan, 1M US SOFR + 3.75%, 10/15/2028	1,384,942	1,364,570
Mitchell International, Inc., Second Lien Term Loan, 1M US SOFR + 6.50%, 10/15/2029	815,979	753,892
Polaris Newco LLC, First Lien Dollar Term Loan, 1M US SOFR + 4.00%, 0.50% Floor, 06/02/2028	1,579,944	1,516,746
The Citco Group Limited, TLB, First Lien Term Loan, 3M US SOFR + 3.50%, 04/27/2028	1,286,949	1,289,632
		5,274,940

Food Products - 1.93%
CH Guenther 11/21 TL, First Lien Term Loan, 1M US SOFR + 3.00%, 12/08/2028	874,860	871,032
Froneri International, Ltd., First Lien Facility B2 Term Loan, 1M US SOFR + 2.25%, 01/29/2027	1,641,967	1,632,911
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 3M US SOFR + 4.00%, 1.00% Floor, 12/18/2026	520,882	521,127
Sovos Brands Intermediate, Inc., First Lien Term Loan, 3M US SOFR + 3.50%, 0.75% Floor, 06/08/2028	180,707	180,933
		3,206,003

Gas Utilities - 0.19%
GIP Pilot Acquisition Partners LP, First Lien Term Loan, 6M US L + 0.00%, 09/18/2030(b)	317,900	317,503

Ground Transportation - 0.80%
Avis Budget Car Rental LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 08/06/2027	1,336,118	1,330,513

Health Care Equipment & Supplies - 2.11%
Auris Luxembourg III SARL, First Lien Facility B2 Term Loan, 6M US L + 3.75%, 02/27/2026	1,736,373	1,696,576
Carestream Health, Inc. TL 1L, First Lien Term Loan, 3M US L + 7.50%, 09/30/2027	117,856	93,898
Femur Buyer, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.50%, 03/05/2026	400,830	376,880
YI LLC, First Lien Initial Term Loan, 1M US SOFR + 4.00%, 1.00% Floor, 11/07/2024	1,337,892	1,331,203
		3,498,557

Health Care Providers & Services - 10.58%
Covenant Surgical Partners, Inc., First Lien Delayed Draw Term Loan, 3M US SOFR + 4.00%, 07/01/2026	237,230	194,528
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 07/01/2026	1,141,817	936,290
DaVita, Inc., First Lien B Term Loan, 1M US SOFR + 1.75%, 08/12/2026	1,020,597	1,009,636
Electron Bidco, Inc., First Lien Term Loan, 1M US SOFR + 3.00%, 11/01/2028	1,188,549	1,185,244
Envision Healthcare Corp., First Lien Term Loan:
3M US SOFR + 4.25%, 03/31/2027(c)	1,173,438	273,558
3M US SOFR + 7.88%, 03/31/2027(c)	181,854	216,860
Global Medical Response, Inc., First Lien 2018 New Term Loan, 1M US SOFR + 4.25%, 1.00% Floor, 03/14/2025	1,783,049	1,252,592
Global Medical Response, Inc., First Lien 2020 Refinancing Term Loan, 3M US SOFR + 4.25%, 1.00% Floor, 10/02/2025	824,591	579,275
Heartland Dental, LLC, TL, First Lien Term Loan, 1M US SOFR + 5.00%, 04/28/2028	1,512,126	1,498,305
LifePoint Health, Inc., First Lien B Term Loan, 3M US L + 3.75%, 11/16/2025	1,267,693	1,267,034
Loire UK Midco 3, Ltd., First Lien Facility B2 Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 04/21/2027	896,269	886,558
Midwest Physcn Admin Srvcs LLC, TL, First Lien Term Loan, 3M US SOFR + 3.25%, 03/12/2028	517,417	487,234
NAPA Management Services Corp., First Lien Term Loan, 3M US SOFR + 5.25%, 0.75% Floor, 02/23/2029	811,119	660,555
National Mentor Holdings, Inc., TL, First Lien Term Loan, 3M US SOFR + 3.75%, 03/02/2028	637,329	570,942
National Mentor Holdings, Inc., TLC, First Lien Term Loan, 3M US SOFR + 3.75%, 03/02/2028	18,213	16,316

	Principal
	Amount	Value

Health Care Providers & Services (continued)
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 3M US SOFR + 4.75%, 0.75% Floor, 02/28/2028	$1,339,478	$1,251,072
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan, 1M US SOFR + 3.75%, 03/31/2027	1,239,106	1,161,488
Pediatric Associates Holding Co. LLC, First Lien Term Loan:
3M US L + 1.88%, 12/29/2028	135,464	132,332
3M US SOFR + 3.25%, 0.50% Floor, 12/29/2028	890,094	869,510
PetVet Care Centers LLC, 1M US L + 6.25%, 02/13/2026	987,000	979,844
Radiology Partners, Inc., First Lien Term Loan, 1M US SOFR + 4.25%, 07/09/2025	1,177,722	892,260
Radnet Management, Inc., First Lien Initial Term Loan, 1M US SOFR + 3.00%, 0.75% Floor, 04/23/2028	847,832	847,832
U.S. Anesthesia Partners, Inc., First Lien Term Loan, 1M US SOFR + 4.25%, 10/01/2028	437,744	402,880
		17,572,145

Health Care Technology - 1.93%
GHX Ultimate Parent Corp, TL, First Lien Term Loan, 3M US SOFR + 4.75%, 06/30/2027	1,005,490	1,006,747
Milano Acquisition Corp. Tlb, First Lien Term Loan, 3M US SOFR + 4.00%, 10/01/2027	548,590	536,589
Verscend Holding Corp., First Lien B-1 Term Loan, 1M US SOFR + 4.00%, 08/27/2025	1,652,107	1,654,619
		3,197,955

Hotels, Restaurants & Leisure - 6.53%
1011778 BC Unlimited Liability Company, First Lien Term Loan, 6M US SOFR + 2.50%, 0.50% Floor, 09/23/2030	1,433,601	1,429,873
Aramark Intermediate HoldCo Corp., First Lien U.S. B-4 Term Loan, 1M US SOFR + 1.75%, 01/15/2027	750,000	749,719
Bally's Corp., First Lien Term Loan, 3M US SOFR + 3.25%, 0.50% Floor, 10/02/2028	1,399,507	1,374,617
BCPE Grill Parent, Inc.TLB, First Lien Term Loan, 6M US SOFR + 5.00%, 09/11/2033	386,950	379,534
Caesars Entertainment, Inc., First Lien Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 02/06/2030	1,253,899	1,255,861
Carnival Corp., First Lien Term Loan, 1M US SOFR + 3.25%, 0.75% Floor, 10/18/2028	1,245,736	1,241,582
Fertitta Entertainment, LLC, First Lien Term Loan, 1M US SOFR + 4.00%, 01/27/2029	1,343,819	1,332,551
Flutter Financing B.V., First Lien Term Loan, 3M US SOFR + 3.25%, 0.50% Floor, 07/22/2028	649,333	651,281
IRB Holding Corp., First Lien Term Loan, 3M US SOFR + 3.00%, 0.75% Floor, 12/15/2027	500,000	498,773
Tacala Investment Corp., Second Lien Initial Term Loan, 1M US SOFR + 8.00%, 0.75% Floor, 02/04/2028	1,207,931	1,172,297
Whatabrands LLC, First Lien Initial B Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 08/03/2028	761,566	759,662
		10,845,750

Independent Power and Renewable Electricity Producers - 1.24%
Calpine Corp., First Lien Term Loan, 1M US SOFR + 2.00%, 04/05/2026	1,385,530	1,386,326
Eastern Power LLC, First Lien Term Loan, 1M US SOFR + 3.75%, 1.00% Floor, 10/02/2025	133,711	129,727
Generation Bridge Northeast LLC, First Lien Term Loan, 1M US SOFR + 4.25%, 08/22/2029	533,077	533,965
		2,050,018

Industrial Conglomerates - 4.06%
Bettcher Industries, Inc., First Lien Term Loan, 1M US SOFR + 4.00%, 12/14/2028	735,639	724,377
Engineered Machinery Holdings, Inc., First Lien Term Loan, 3M US L + 3.50%, 0.75% Floor, 05/19/2028	1,352,611	1,347,295
Justrite Safety Group, First Lien Delayed Draw Term Loan, 1M US SOFR + 4.50%, 06/28/2026	64,743	63,620
Justrite Safety Group, First Lien Initial Term Loan, 1M US SOFR + 4.50%, 06/28/2026	1,197,582	1,176,816
Redwood Star Merger Sub, Inc., First Lien Term Loan, 1M US SOFR + 4.50%, 04/05/2029	1,295,643	1,294,613
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 3M US SOFR + 5.00%, 05/28/2026	1,356,000	1,291,733
TK Elevator Midco GmbH, First Lien Facility B1 Term Loan, 6M US L + 3.50%, 0.50% Floor, 07/30/2027	850,000	849,150
		6,747,604

Insurance - 3.79%
AmWINS Group, Inc., First Lien Term Loan, 1M US SOFR + 2.25%, 0.75% Floor, 02/19/2028	999,240	994,474

	Principal
	Amount	Value

Insurance (continued)
Baldwin Risk Partners, LLC, First Lien Initial Term Loan, 1M US SOFR + 3.50%, 10/14/2027	$1,250,000	$1,242,194
Broadstreet Partners, Inc., TLB3, First Lien Term Loan, 3M US SOFR + 4.00%, 01/27/2029	755,043	756,066
HIG Finance 2, Ltd., First Lien 2021 Dollar Refinancing Term Loan, 1M US L + 3.25%, 0.75% Floor, 11/12/2027	377,092	376,432
Hyperion Refinance S.a r.l. TL, First Lien Term Loan, 3M US SOFR + 0.00%, 0.50% Floor, 04/18/2030	575,017	575,917
NFP Corp., First Lien Closing Date Term Loan, 1M US SOFR + 3.25%, 02/15/2027	1,296,641	1,282,631
USI, Inc., First Lien Term Loan:
6M US L + 0.00%, 09/14/2030	965,353	964,146
6M US SOFR + 3.75%, 09/14/2030	94,704	94,586
		6,286,446

Interactive Media & Services - 1.16%
Adevinta ASA, First Lien Facility B2 Term Loan, 3M US SOFR + 2.75%, 0.75% Floor, 06/26/2028	372,838	373,308
MH Sub I LLC, First Lien Term Loan, 1M US SOFR + 4.25%, 05/03/2028	987,525	957,050
MH Sub I LLC, Second Lien 2021 Replacement Term Loan, 1M US SOFR + 6.25%, 02/23/2029	675,113	602,012
		1,932,370

IT Services - 4.72%
AG Group Holdings, Inc., First Lien Term Loan, 3M US SOFR + 4.00%, 12/29/2028	1,279,984	1,264,989
Dcert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 6M US SOFR + 7.00%, 02/19/2029	1,525,691	1,431,609
Newfold Digital Holdings Group, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.75% Floor, 02/10/2028	1,558,697	1,518,435
Park Place Technologies LLC, First Lien Closing Date Term Loan, 1M US SOFR + 5.00%, 1.00% Floor, 11/10/2027	747,785	738,128
Vaco Holdings, LLC, First Lien Term Loan, 3M US SOFR + 5.00%, 01/21/2029	1,241,764	1,197,917
Virtusa Corp., First Lien Term Loan, 3M US L + 3.75%, 0.75% Floor, 02/11/2028	1,296,661	1,290,852
World Wide Technology Holding Co., LLC, TL, First Lien Term Loan, 1M US SOFR + 3.25%, 03/01/2030	394,382	394,875
		7,836,805

Leisure Products - 0.13%
Recess Holdings, Inc., First Lien Term Loan, 6M US L + 0.00%, 1.00% Floor, 03/17/2027	214,210	214,211

Life Sciences Tools & Services - 2.46%
Catalent Pharma Solutions, Inc., First Lien Term Loan, 1M US SOFR + 2.00%, 0.50% Floor, 02/22/2028	1,390,350	1,362,766
Curia Global, Inc., First Lien 2021 Term Loan, 3M US SOFR + 3.75%, 0.75% Floor, 08/30/2026	1,262,865	1,055,288
Maravai Intermediate Holdings LLC, First Lien Term Loan, 1M US L + 3.25%, 0.50% Floor, 10/19/2027	345,594	337,386
Parexel International Corporation, First Lien Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 11/15/2028	1,339,799	1,332,034
		4,087,474

Machinery - 1.94%
Asp Blade Holdings, Inc. TLB, First Lien Term Loan, 3M US SOFR + 4.00%, 10/13/2028	230,751	204,432
Pro Mach Group, Inc., First Lien Closing Date Initial Term Loan, 1M US SOFR + 4.00%, 1.00% Floor, 08/31/2028	2,032,156	2,036,485
Titan Acquisition, Ltd., First Lien Initial Term Loan, 3M US L + 3.00%, 03/28/2025	991,274	984,707
		3,225,624

Media - 4.67%
Champ Acquisition Corp., First Lien Initial Term Loan, 3M US SOFR + 5.50%, 12/19/2025	1,066,540	1,068,406
Charter Communications Operating LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 02/01/2027	1,039,175	1,039,243
Cogeco Communications USA II LP, First Lien Term Loan, 3M US SOFR + 2.00%, 01/03/2025	1,375,576	1,376,903
iHeartCommunications, Inc., First Lien New Term Loan, 1M US SOFR + 3.00%, 05/01/2026	366,197	330,312
Radiate Holdco, LLC,, First Lien Term Loan, 1M US SOFR + 3.25%, 09/25/2026	1,187,909	976,141

	Principal
	Amount	Value

Media (continued)
Univision Communications, Inc., First Lien Term Loan, 1M US SOFR + 3.25%, 0.75% Floor, 03/15/2026	$330,296	$330,048
UPC Financing Partnership, First Lien Facility AT Term Loan, 1M US SOFR + 2.25%, 04/30/2028	2,190,005	2,149,490
Virgin Media Bristol LLC, First Lien Term Loan, 1M US SOFR + 2.50%, 01/31/2028	493,300	480,506
		7,751,049

Metals & Mining - 0.75%
Arsenal Aic Parent LLC, TL, First Lien Term Loan, 1M US SOFR + 4.75%, 08/18/2030	1,253,341	1,252,557

Mortgage Real Estate Investment - 0.35%
Blackstone Mortgage Trust, Inc., First Lien Term Loan:
1M US SOFR + 2.25%, 04/23/2026	296,907	292,270
1M US SOFR + 2.75%, 0.50% Floor, 04/23/2026	296,954	293,242
		585,512

Oil, Gas & Consumable Fuels - 1.01%
Buckeye Partners LP, First Lien Term Loan, 1M US SOFR + 2.25%, 11/01/2026	762,163	762,513
Freeport LNG, First Lien Term Loan, 3M US SOFR + 3.50%, 12/21/2028	546,470	542,202
Whitewater Whistler Holdings, LLC TLB 1L, First Lien Term Loan, 3M US SOFR + 3.25%, 02/15/2030	906	909
Whitewater Whistler Holdings, LLC, TL, First Lien Term Loan, 1M US SOFR + 8.49%, 02/15/2030	362,390	364,278
		1,669,902

Passenger Airlines - 2.15%
Air Canada, First Lien B Term Loan, 3M US SOFR + 3.50%, 0.75% Floor, 08/11/2028	893,233	895,096
American Airlines, Inc., First Lien 2020 Term Loan, 3M US SOFR + 1.75%, 01/29/2027	202,806	199,764
American Airlines, Inc., First Lien Term Loan, 6M US SOFR + 2.75%, 02/15/2028	535,010	531,848
Brown Group Holding LLC, First Lien Term Loan, 1M US SOFR + 2.50%, 0.50% Floor, 06/07/2028	1,038,641	1,031,282
United AirLines, Inc., First Lien Class B Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 04/21/2028	902,492	905,312
		3,563,302

Pharmaceuticals - 1.40%
Elanco Animal Health, Inc., First Lien B Term Loan, 1M US SOFR + 1.75%, 08/01/2027	1,372,840	1,348,335
Padagis LLC, First Lien Initial Term Loan, 3M US L + 4.75%, 0.50% Floor, 07/06/2028	1,005,096	979,551
		2,327,886

Professional Services - 6.33%
AlixPartners, LLP, First Lien USD B Term Loan, 1M US SOFR + 2.50%, 0.50% Floor, 02/04/2028	961,661	962,142
AqGen Island Holdings, Inc., First Lien Term Loan, 3M US L + 6.50%, 08/02/2029	1,747,855	1,669,210
CoreLogic, Inc., First Lien Initial Term Loan, 1M US SOFR + 3.50%, 0.50% Floor, 06/02/2028	1,740,433	1,614,608
CoreLogic, Inc., Second Lien Initial Term Loan, 1M US SOFR + 6.50%, 0.50% Floor, 06/04/2029	553,488	469,369
Deerfield Dakota Holding LLC, Second Lien 2021 Replacement Term Loan, 3M US SOFR + 6.75%, 0.75% Floor, 04/07/2028	296,000	281,015
Dun & Bradstreet Corp., First Lien Term Loan, 1M US SOFR + 2.75%, 02/06/2026	669,770	669,559
EP Purcasher, LLC, First Lien Term Loan, 3M US SOFR + 3.50%, 11/06/2028	949,621	940,125
Minotaur Acquisition, Inc., First Lien B Term Loan, 1M US SOFR + 4.75%, 03/27/2026	1,068,158	1,065,787
Omnia Partners, LLC, TL, First Lien Term Loan, 4M US SOFR + 4.25%, 07/25/2030	1,256,924	1,259,934
Outcomes Group Holdings, Inc., Second Lien Initial Term Loan, 3M US SOFR + 7.50%, 10/26/2026	133,136	124,149
Trans Union LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 11/16/2026	1,081,850	1,082,299
VT Topco, Inc., First Lien Term Loan, 3M US SOFR + 4.25%, 0.50% Floor, 08/09/2030(e)	377,878	378,549
		10,516,746

	Principal
	Amount	Value

Real Estate Management & Development - 0.89%
Cushman & Wakefield US Borrower LLC, First Lien Term Loan:
1M US SOFR + 3.25%, 0.50% Floor, 01/31/2030	$907,836	$895,353
3M US SOFR + 4.00%, 01/31/2030	578,767	575,150
		1,470,503

Semiconductors & Semiconductor Equipment - 0.66%
Coherent Corp., First Lien Term Loan, 1M US SOFR + 2.75%, 0.50% Floor, 07/02/2029	1,098,301	1,096,758

Software - 13.07%
Apttus Corp., First Lien Initial Term Loan, 1M US SOFR + 4.00%, 0.75% Floor, 05/08/2028	559,317	553,433
CDK Global, Inc., First Lien Term Loan, 3M US SOFR + 4.50%, 07/06/2029	940,294	941,634
Cloud Software Group, Inc., First Lien Term Loan, 3M US SOFR + 4.50%, 0.50% Floor, 03/30/2029	1,315,380	1,267,079
Connectwise, LLC, First Lien Term Loan, 1M US SOFR + 3.50%, 0.50% Floor, 09/29/2028	441,913	435,837
Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 3M US SOFR + 3.75%, 0.50% Floor, 10/16/2028	1,672,026	1,592,346
DTI Holdco, Inc. TL, First Lien Term Loan, 3M US SOFR + 4.75%, 04/26/2029	724,090	706,697
Epicor Software Corp. TL 1L, First Lien Term Loan, 6M US SOFR + 4.25%, 07/30/2027	114,545	114,832
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.00%, 02/18/2027	1,336,224	1,260,500
GTCR W Merger Sub LLC, TL, First Lien Term Loan, 6M US SOFR + 3.75%, 09/20/2030	767,099	767,379
Help/Systems Holdings, Inc., First Lien Seventh Amendment Refinancing Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 11/19/2026	1,840,427	1,768,347
Imperva, Inc., First Lien Term Loan, 3M US SOFR + 4.00%, 1.00% Floor, 01/12/2026	1,279,060	1,283,057
Ivanti Software, Inc., First Lien First Amendment Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 12/01/2027	241,909	209,100
Ivanti Software, Inc., Second Lien Term Loan, 3M US SOFR + 7.25%, 12/01/2028	476,866	345,332
LI Group Holdings, Inc., First Lien 2021 Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 03/11/2028	581,489	583,673
Magenta Buyer LLC, First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 07/27/2028	1,559,938	1,168,651
Mitnick Corporate Purchaser Inc., First Lien Term Loan, 3M US SOFR + 4.75%, 05/02/2029	387,173	373,701
Perforce Software, Inc., First Lien New Term Loan, 1M US SOFR + 3.75%, 07/01/2026	247,422	241,121
Proofpoint, Inc., TL, First Lien Term Loan, 1M US SOFR + 3.25%, 08/31/2028	1,296,701	1,287,604
Quartz Acquireco, LLC, TL, First Lien Term Loan, 1M US SOFR + 3.50%, 06/28/2030(b)	1,331,620	1,331,620
Quest Borrower Ltd., First Lien Term Loan, 3M US SOFR + 4.25%, 02/01/2029	1,524,913	1,276,321
Rocket Software, Inc., TL, First Lien Term Loan, 1M US SOFR + 4.75%, 11/28/2028	486,208	479,676
Skopima Merger Sub Inc., First Lien Initial Term Loan, 1M US SOFR + 4.00%, 05/12/2028	744,799	726,763
SS&C Technologies, Inc., First Lien Term Loan:
1M US L + 2.25%, 0.50% Floor, 03/22/2029	197,851	198,052
1M US L + 2.25%, 0.50% Floor, 03/22/2029	298,242	298,546
Surf Holdings S.a r.l., First Lien Dollar Tranche Term Loan, 1M US SOFR + 3.50%, 03/05/2027	897,675	896,872
Vision Solutions, Inc., First Lien Term Loan, 3M US SOFR + 4.25%, 0.75% Floor, 04/24/2028	1,635,732	1,589,555
		21,697,728

Specialty Retail - 1.04%
EG America LLC, First Lien Term Loan:
1M US SOFR + 4.00%, 02/07/2025(b)	33,963	33,942
1M US SOFR + 4.00%, 0.50% Floor, 02/07/2028(b)	78,958	75,603
1M US SOFR + 4.00%, 02/07/2025	250,606	251,155
1M US SOFR + 4.00%, 0.50% Floor, 02/07/2025	529,594	508,410
1M US SOFR + 4.25%, 0.50% Floor, 03/31/2026(b)	65,020	65,020
1M US SOFR + 4.25%, 0.50% Floor, 03/31/2026	127,682	122,336
1M US SOFR + 5.50%, 0.50% Floor, 02/29/2028(b)	588,475	570,821
EG Group, Ltd., First Lien Additional Facility Term Loan, 1M US SOFR + 0.00%, 02/07/2025	105,834	104,819
		1,732,106

Technology Hardware, Storage & Peripherals - 0.71%
Project Castle, Inc., First Lien Term Loan, 3M US SOFR + 5.50%, 06/01/2029	1,326,105	1,183,549

	Principal
	Amount	Value

Textiles, Apparel & Luxury Goods - 0.51%
S&S Holdings LLC, First Lien Initial Term Loan, 3M US SOFR + 5.00%, 0.50% Floor, 03/11/2028	$888,588	$853,969

Trading Companies & Distributors - 1.59%
Foundation Building Materials, Inc., First Lien Initial Term Loan, 3M US SOFR + 3.25%, 0.50% Floor, 01/31/2028	1,299,641	1,288,503
Park River Holdings, Inc., First Lien Initial Term Loan, 3M US SOFR + 3.25%, 0.75% Floor, 12/28/2027	748,624	725,147
Windsor Holdings III, LLC, TL, First Lien Term Loan, 6M US SOFR + 4.50%, 08/01/2030	629,872	629,085
		2,642,735

Wireless Telecommunication Services - 0.87%
CCI Buyer, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 12/17/2027	1,464,673	1,447,895

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $219,078,553)		214,167,396

COLLATERALIZED LOAN OBLIGATION SECURITIES(a) - 6.01%
Consumer Finance - 1.75%
OCP CLO 2020-18, Ltd., 3M US SOFR + 6.69%, 07/20/2032(b)(f)	1,000,000	951,302
Octagon 66, Ltd., 3M US SOFR + 4.46%, 08/16/2033(b)(f)	1,500,000	1,505,688
PPM CLO 3, Ltd., 3M US SOFR + 6.87%, 04/17/2034(b)(f)	500,000	451,556
		2,908,546

Financial Services - 4.26%
Clover CLO 2021-3 LLC, 3M US SOFR + 3.36%, 01/25/2035(b)(f)	2,000,000	1,955,379
Danby Park CLO, Ltd., 3M US SOFR + 5.33%, 10/21/2035(b)(f)	1,000,000	1,016,369
Eaton Vance CLO 2013-1, Ltd., 3M L + 7.10%, 01/15/2034(b)(f)	500,000	483,723
HPS Loan Management CLO 6-2015, Ltd., 3M US L + 5.10%, 02/05/2031(b)(f)	833,000	731,290
Parallel 2021-2, Ltd., 3M US SOFR + 7.46%, 10/20/2034(b)(f)	500,000	465,190
Park Avenue Institutional Advisers CLO, Ltd. 2022-1, 3M US SOFR + 7.29%, 04/20/2035(b)(f)	1,000,000	986,496
Rad CLO 5, Ltd., 3M US L + 6.70%, 07/24/2032(b)(f)	250,000	241,860
Romark CLO II, Ltd., 3M US L + 3.35%, 07/25/2031(b)(f)	250,000	244,543
Romark CLO IV, Ltd., 3M US L + 6.70%, 07/10/2034(b)(f)	1,000,000	949,402
		7,074,252

TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $10,234,446)		9,982,798

CORPORATE BONDS - 11.65%
Aerospace & Defense - 0.40%
Rolls-Royce PLC, 5.750%, 10/15/2027(f)	300,000	289,772
TransDigm, Inc.:
4.625%, 01/15/2029	70,000	61,215
4.880%, 05/01/2029	350,000	307,955
		658,942

Automobile Components - 0.08%
Patrick Industries, Inc., 4.750%, 05/01/2029(f)	155,000	129,596

Banks - 0.11%
Intesa Sanpaolo SpA, 5.710%, 01/15/2026(f)	190,000	181,477

Broadline Retail - 0.22%
Rakuten Group, Inc., 10.250%, 11/30/2024(f)	360,000	362,314

	Principal
	Amount	Value

Building Products - 0.08%
Griffon Corp., 5.750%, 03/01/2028	$150,000	$136,330

Commercial Services & Supplies - 0.16%
Cimpress PLC, 7.000%, 06/15/2026	120,000	112,453
Deluxe Corp., 8.000%, 06/01/2029(f)	70,000	57,836
Steelcase, Inc., 5.125%, 01/18/2029	100,000	88,815
		259,104

Construction & Engineering - 0.13%
Brundage-Bone Concrete Pumping Holdings, Inc., 6.000%, 02/01/2026(f)	82,000	78,095
Great Lakes Dredge & Dock Corp., 5.250%, 06/01/2029(f)	111,000	91,184
Tutor Perini Corp., 6.875%, 05/01/2025(f)	55,000	50,368
		219,647

Consumer Finance - 0.80%
Enova International, Inc., 8.500%, 09/15/2025(f)	50,000	48,928
FirstCash, Inc.:
4.630%, 09/01/2028(f)	190,000	168,550
5.625%, 01/01/2030(f)	50,000	45,047
Goeasy, Ltd., 4.375%, 05/01/2026(f)	120,000	109,916
Navient Corp.:
4.880%, 03/15/2028	240,000	203,699
9.375%, 07/25/2030	158,000	155,990
5.625%, 08/01/2033	20,000	14,539
OneMain Finance Corp.:
3.500%, 01/15/2027	198,000	169,736
6.625%, 01/15/2028	200,000	184,767
3.880%, 09/15/2028	50,000	40,188
Synchrony Financial, 7.250%, 02/02/2033	140,000	123,688
World Acceptance Corp., 7.000%, 11/01/2026(f)	68,000	57,995
		1,323,043

Diversified Consumer Services - 0.05%
WW International, Inc., 4.500%, 04/15/2029(f)	120,000	84,481

Diversified REITs - 0.13%
Service Properties Trust:
4.750%, 10/01/2026	205,000	176,072
4.950%, 02/15/2027	55,000	46,513
		222,585

Diversified Telecommunication Services - 0.25%
Cogent Communications Group, Inc., 7.000%, 06/15/2027(f)	210,000	200,751
Consolidated Communications, Inc., 6.500%, 10/01/2028(f)	85,000	66,619
Hughes Satellite Systems Corp., 6.625%, 08/01/2026	165,000	141,324
		408,694

Energy Equipment & Services - 0.83%
Archrock Partners LP / Archrock Partners Finance Corp., 6.250%, 04/01/2028(f)	295,000	274,984
Diamond Foreign Asset Co. / Diamond Finance LLC, 8.500%, 10/01/2030(f)	50,000	50,056
Nabors Industries, Ltd., 7.500%, 01/15/2028(f)	200,000	185,132
Oceaneering International, Inc., 6.000%, 02/01/2028	160,000	150,894
Precision Drilling Corp., 6.875%, 01/15/2029(f)	130,000	123,262
Transocean, Inc.:
8.000%, 02/01/2027(f)	135,000	130,085
7.500%, 04/15/2031	260,000	225,506
Valaris, Ltd., 8.375%, 04/30/2030(f)	235,000	235,382
		1,375,301

	Principal
	Amount	Value

Financial Services - 0.56%
Burford Capital Global Finance LLC, 6.875%, 04/15/2030(f)	$80,000	$73,558
Nationstar Mortgage Holdings, Inc.:
6.000%, 01/15/2027(f)	150,000	141,903
5.500%, 08/15/2028(f)	250,000	220,795
5.750%, 11/15/2031(f)	10,000	8,286
PennyMac Financial Services, Inc.:
5.375%, 10/15/2025(f)	222,000	211,285
4.250%, 02/15/2029(f)	80,000	64,802
5.750%, 09/15/2031(f)	130,000	106,494
PHH Mortgage Corp., 7.875%, 03/15/2026(f)	120,000	106,964
		934,087

Food Products - 0.02%
Post Holdings, Inc., 4.500%, 09/15/2031(f)	40,000	33,342

Gas Utilities - 0.15%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.000%, 06/01/2031(f)	170,000	142,116
Superior Plus LP / Superior General Partner, Inc., 4.500%, 03/15/2029(f)	130,000	113,117
		255,233

Health Care Providers & Services - 0.28%
CHS/Community Health Systems, Inc., 6.875%, 04/15/2029(f)	60,000	31,950
DaVita, Inc.:
4.625%, 06/01/2030(f)	310,000	254,932
3.750%, 02/15/2031(f)	90,000	68,495
Encompass Health Corp.:
4.500%, 02/01/2028	30,000	27,368
4.625%, 04/01/2031	100,000	84,893
		467,638

Health Care Technology - 0.10%
MPH Acquisition Holdings LLC, 5.750%, 11/01/2028(f)	221,000	166,184

Hotels, Restaurants & Leisure - 0.85%
1011778 BC ULC / New Red Finance, Inc., 4.380%, 01/15/2028(f)	240,000	216,553
Carnival Corp.:
5.750%, 03/01/2027(f)	25,000	22,652
6.000%, 05/01/2029(f)	330,000	281,870
Carrols Restaurant Group, Inc., 5.875%, 07/01/2029(f)	90,000	75,624
Churchill Downs, Inc., 4.750%, 01/15/2028(f)	110,000	99,329
NCL Corp., Ltd., 5.875%, 03/15/2026(f)	375,000	346,651
Royal Caribbean Cruises, Ltd.:
4.250%, 07/01/2026(f)	65,000	59,663
5.375%, 07/15/2027(f)	50,000	46,322
7.500%, 10/15/2027	140,000	139,899
3.700%, 03/15/2028	140,000	118,597
		1,407,160

Household Durables - 0.57%
Beazer Homes USA, Inc., 7.250%, 10/15/2029	200,000	187,855
Dream Finders Homes, Inc., 8.250%, 08/15/2028(f)	115,000	115,893
M/I Homes, Inc.:
4.950%, 02/01/2028	60,000	54,148
3.950%, 02/15/2030	108,000	88,202
Taylor Morrison Communities, Inc., 5.750%, 01/15/2028(f)	230,000	214,511
Tempur Sealy International, Inc., 4.000%, 04/15/2029(f)	270,000	225,623
Tri Pointe Homes, Inc., 5.700%, 06/15/2028	70,000	64,313
		950,545

	Principal
	Amount	Value

Household Products - 0.10%
Central Garden & Pet Co., 4.125%, 04/30/2031(f)	$15,000	$12,246
Energizer Holdings, Inc.:
6.500%, 12/31/2027(f)	40,000	37,695
4.750%, 06/15/2028(f)	130,000	112,444
		162,385

Independent Power and Renewable Electricity Producers - 0.22%
Vistra Operations Co. LLC:
5.000%, 07/31/2027(f)	80,000	73,635
4.375%, 05/01/2029(f)	180,000	154,900
7.750%, 10/15/2031(f)	142,000	140,014
		368,549

Interactive Media & Services - 0.14%
Cinemark USA, Inc., 5.250%, 07/15/2028(f)	260,000	231,096

IT Services - 0.14%
Gartner, Inc., 4.500%, 07/01/2028(f)	60,000	54,810
Sabre GLBL, Inc., 11.250%, 12/15/2027(f)	80,000	73,458
Science Applications International Corp., 4.880%, 04/01/2028(f)	120,000	109,052
		237,320

Leisure Products - 0.06%
Vista Outdoor, Inc., 4.500%, 03/15/2029(f)	110,000	92,153

Machinery - 0.30%
Allison Transmission, Inc.:
4.750%, 10/01/2027(f)	330,000	304,887
3.750%, 01/30/2031(f)	80,000	64,752
Manitowoc Co., Inc., 9.000%, 04/01/2026(f)	95,000	94,871
Park-Ohio Industries, Inc., 6.625%, 04/15/2027	40,000	34,760
		499,270

Marine Transportation - 0.05%
Danaos Corp., 8.500%, 03/01/2028(f)	80,000	81,246

Media - 0.67%
Advantage Sales & Marketing, Inc., 6.500%, 11/15/2028(f)	170,000	146,581
CCO Holdings LLC / CCO Holdings Capital Corp.:
5.375%, 06/01/2029(f)	80,000	71,859
4.750%, 03/01/2030(f)	110,000	92,477
7.375%, 03/01/2031(f)	170,000	164,297
4.500%, 05/01/2032	100,000	78,587
Clear Channel Outdoor Holdings, Inc.:
7.750%, 04/15/2028(f)	190,000	151,985
7.500%, 06/01/2029(f)	10,000	7,662
CSC Holdings LLC, 11.250%, 05/15/2028(f)	80,000	79,801
DISH DBS Corp.:
5.875%, 11/15/2024	50,000	46,619
7.750%, 07/01/2026	70,000	52,610
iHeartCommunications, Inc., 6.375%, 05/01/2026	50,000	43,163
Townsquare Media, Inc., 6.875%, 02/01/2026(f)	110,000	104,016
Urban One, Inc., 7.375%, 02/01/2028(f)	80,000	68,735
		1,108,392

Metals & Mining - 0.27%
Eldorado Gold Corp., 6.250%, 09/01/2029(f)	105,000	90,760
FMG Resources August 2006 Pty, Ltd., 5.875%, 04/15/2030(f)	146,000	133,681
Mineral Resources, Ltd., 8.000%, 11/01/2027(f)	90,000	88,416
SunCoke Energy, Inc., 4.880%, 06/30/2029(f)	120,000	102,115

	Principal
	Amount	Value

Metals & Mining (continued)
Taseko Mines, Ltd., 7.000%, 02/15/2026(f)	$40,000	$37,422
		452,394

Mortgage Real Estate Investment - 0.36%
Apollo Commercial Real Estate Finance, Inc., 4.625%, 06/15/2029(f)	150,000	113,290
Rithm Capital Corp., 6.250%, 10/15/2025(f)	120,000	113,998
Starwood Property Trust, Inc., 4.380%, 01/15/2027(f)	420,000	366,835
		594,123

Oil, Gas & Consumable Fuels - 1.88%
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.750%, 03/01/2027(f)	390,000	372,586
Berry Petroleum Co. LLC, 7.000%, 02/15/2026(f)	120,000	115,069
Calumet Specialty Products Partners LP / Calumet Finance Corp., 9.750%, 07/15/2028(f)	126,000	124,539
Civitas Resources, Inc., 8.375%, 07/01/2028(f)	270,000	275,063
CNX Resources Corp., 6.000%, 01/15/2029(f)	178,000	166,495
CVR Energy, Inc., 5.750%, 02/15/2028(f)	270,000	244,625
Delek Logistics Partners LP / Delek Logistics Finance Corp., 7.125%, 06/01/2028(f)	84,000	76,838
Energean PLC, 6.500%, 04/30/2027(f)	70,000	63,817
EnQuest PLC, 11.625%, 11/01/2027(f)	40,000	37,751
Hess Midstream Operations LP, 5.130%, 06/15/2028(f)	330,000	303,895
Martin Midstream Partners LP / Martin Midstream Finance Corp., 11.500%, 02/15/2028(f)	18,000	18,311
Northern Oil and Gas, Inc., 8.125%, 03/01/2028(f)	275,000	274,942
NuStar Logistics LP, 5.625%, 04/28/2027	130,000	123,986
Parkland Corp., 4.500%, 10/01/2029(f)	439,000	376,458
PBF Holding Co. LLC / PBF Finance Corp., 7.875%, 09/15/2030(f)	125,000	124,621
Shelf Drilling Holdings, Ltd., 9.625%, 04/15/2029(f)	50,000	49,544
Sunoco LP / Sunoco Finance Corp., 4.500%, 05/15/2029	313,000	275,062
Vital Energy, Inc., 7.750%, 07/31/2029(f)	100,000	93,130
		3,116,732

Passenger Airlines - 0.07%
Air Canada, 3.875%, 08/15/2026(f)	130,000	118,109

Personal Care Products - 0.07%
Herbalife Nutrition, Ltd. / HLF Financing, Inc., 7.875%, 09/01/2025(f)	130,000	124,040

Professional Services - 0.09%
TriNet Group, Inc., 3.500%, 03/01/2029(f)	170,000	143,348

Real Estate Management & Development - 0.36%
Forestar Group, Inc., 3.850%, 05/15/2026(f)	150,000	136,399
Howard Hughes Corp., 4.125%, 02/01/2029(f)	260,000	208,265
Kennedy-Wilson, Inc., 4.750%, 03/01/2029	40,000	30,750
Realogy Group LLC / Realogy Co.-Issuer Corp., 5.750%, 01/15/2029(f)	310,000	224,561
		599,975

Software - 0.25%
Fair Isaac Corp., 4.000%, 06/15/2028(f)	100,000	89,513
MicroStrategy, Inc., 6.125%, 06/15/2028(f)	150,000	133,455
NCR Corp.:
5.000%, 10/01/2028(f)	70,000	62,722
5.125%, 04/15/2029(f)	154,000	135,842
		421,532

Specialized REITs - 0.09%
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 6.500%, 02/15/2029(f)	235,000	154,203

	Principal
	Amount	Value

Specialty Retail - 0.50%
Asbury Automotive Group, Inc.:
4.750%, 03/01/2030	$100,000	$85,651
5.000%, 02/15/2032(f)	135,000	112,012
Gap, Inc., 3.625%, 10/01/2029(f)	80,000	59,298
Group 1 Automotive, Inc., 4.000%, 08/15/2028(f)	30,000	26,075
Iron Mountain, Inc.:
4.875%, 09/15/2029(f)	60,000	52,657
5.625%, 07/15/2032(f)	360,000	311,188
Murphy Oil USA, Inc., 4.750%, 09/15/2029	70,000	63,196
Upbound Group, Inc., 6.375%, 02/15/2029(f)	130,000	115,520
		825,597

Technology Hardware, Storage & Peripherals - 0.26%
Pitney Bowes, Inc.:
6.875%, 03/15/2027(f)	60,000	47,338
7.250%, 03/15/2029(f)	25,000	18,372
Xerox Holdings Corp., 5.500%, 08/15/2028(f)	436,000	367,210
		432,920

TOTAL CORPORATE BONDS
(Cost $19,698,012)		19,339,087

	Shares	Value
COMMON STOCK - 0.14%
Health Care Equipment & Supplies - 0.14%
Carestream Health Holdings Inc(g)	76,071	239,624

TOTAL COMMON STOCK
(Cost $1,440,785)		239,624

SHORT TERM INVESTMENTS - 10.13%
Fidelity Treasury Portfolio
(5.22% 7-Day Yield)	16,821,839	16,821,839

TOTAL SHORT TERM INVESTMENTS
(Cost $16,821,839)		16,821,839

Total Investments- 156.91%
(Cost $267,273,635)		260,550,744

Liabilities in Excess of Other Assets - (10.42)%		(17,298,264)

Leverage Facility - (46.49)%		(77,200,000)

Net Assets - 100.00%		$166,052,480

Amounts above are shown as a percentage of net assets as of September 30, 2023.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

Reference Rates:

1M US L - 1 Month LIBOR as of September 30, 2023 was 5.43%

3M US L - 3 Month LIBOR as of September 30, 2023 was 5.66%

6M US L - 6 Month LIBOR as of September 30, 2023 was 5.90%

1M US SOFR - 1 Month SOFR as of September 30, 2023 was 5.31%

3M US SOFR - 3 Month SOFR as of September 30, 2023 was 5.39%

6M US SOFR - 6 Month SOFR as of September 30, 2023 was 5.47%

PRIME - US Prime Rate as of September 30, 2023 was 8.50%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of September 30, 2023 is based on the reference rate plus the displayed spread as of the security's last reset date. Where applicable, the reference rate is subject to a floor rate.
(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	Security is in default as of period end.
(d)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.
(e)	A portion of this position was not funded as of September 30, 2023. The Portfolio of Investments records only the funded portion of each position. As of September 30, 2023, the Fund has unfunded delayed draw loans in the amount of $119,232. Fair value of these unfunded delayed draws was $119,517.
(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $25,382,542, which represented approximately 15.29% of net assets as of September 30, 2023. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(g)	Non-income producing security.

NOTE 1. ORGANIZATION

Blackstone Long-Short Credit Income Fund (“BGX”, the “Fund”, “we”, “us” or “our”) is a diversified, closed-end management investment company. BGX was organized as a Delaware statutory trust on October 22, 2010. BGX was registered under the Investment Company Act of 1940, as amended (the “1940 Act”) on October 26, 2010. BGX commenced operations on January 27, 2011. Prior to that, BGX had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGX to Blackstone Liquid Credit Strategies LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as the investment adviser for BGX. BGX’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BGX.”

On May 22, 2020, the Securities and Exchange Commission (the “SEC”) declared effective a registration statement filed under the “shelf” registration process for BGX. Pursuant to the shelf registration, BGX may offer, from time to time, in one or more offerings, up to $100,000,000 of common shares. These shares may be offered and sold to or through underwriters, through dealers or agents that BGX designates from time to time, directly to purchasers, through at-the-market ("ATM") offerings or through a combination of these methods. On August 19, 2020, BGX launched an ATM offering to sell up to $50,000,000 aggregate amount of its common shares. On July 30, 2021, the SEC declared effective an updated shelf registration statement and BGX filed an updated prospectus supplement with respect to the ATM offering on August 19, 2021. As of September 30, 2023, BGX has not yet sold any shares pursuant to this shelf registration.

The Fund was previously classified as a non-diversified investment company for purposes of the 1940 Act. As a result of ongoing operations, the Fund as of April 1, 2014 is now classified as a diversified company. This means that with respect to 75% of the Fund’s total assets, no more than 5% of such Fund’s total assets may be invested in any one issuer, excepting cash and cash items, U.S. government securities, and securities of other investment companies. The Fund may not resume operating in a non-diversified manner without first obtaining shareholder approval in accordance with the 1940 Act.

Investment Objectives: BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX seeks to achieve its investment objectives by employing a dynamic long-short strategy in a diversified portfolio of loans and fixed-income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (“Secured Loans”) and high-yield corporate debt securities of varying maturities. BGX’s short positions, either directly or through the use of derivatives, may total up to 30% of the Fund’s net assets.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. The Fund is considered an Investment Company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Portfolio Valuation: BGX’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligation securities (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts, if any, are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options, if any, are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts.

On December 3, 2020, the SEC adopted a new rule under the 1940 Act regarding fair value determinations that permits a fund’s board to delegate such determinations to the fund’s adviser, subject to certain conditions (“Rule 2a-5”). Rule 2a-5 became effective as of March 8, 2021, and the mandatory compliance date was September 8, 2022. In accordance with Rule 2a-5, the Fund's Board of Trustees (the "Board") has designated the Adviser as the valuation designee to perform fair value determinations related to the Fund’s investments, subject to the Board’s oversight and periodic reporting requirements.

Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (the “Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the Fund’s Board of Trustees (collectively, the “Board”). Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Adviser as valuation designee to the Board at each regularly scheduled quarterly meeting. The Fund has procedures to identify and investigate potentially stale or missing prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Various inputs are used to determine the value of BGX’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2 — Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

The following table summarizes the valuation of BGX’s investments under the fair value hierarchy levels as of September 30, 2023:

Blackstone Long-Short Credit Income Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace & Defense	$–	$10,263,419	$919,084	$11,182,503
Commercial Services & Supplies	–	9,098,150	601,862	9,700,012
Distributors	–	836,553	375,147	1,211,700
Diversified Consumer Services	–	7,165,884	394,280	7,560,164
Gas Utilities	–	–	317,503	317,503
Software	–	20,366,108	1,331,620	21,697,728
Specialty Retail	–	986,720	745,386	1,732,106
Other	–	160,765,680	–	160,765,680
Collateralized Loan Obligation Securities
Consumer Finance	–	–	2,908,546	2,908,546
Financial Services	–	–	7,074,252	7,074,252
Corporate Bonds	–	19,339,087	–	19,339,087
Common Stock	–	239,624	–	239,624
Short Term Investments	16,821,839	–	–	16,821,839
Total	$16,821,839	$229,061,225	$14,667,680	$260,550,744

Other Financial Instruments
Liabilities
Net Unrealized Depreciation on Unfunded Loan Commitments	–	(1,115)	–	(1,115)
Total	–	(1,115)	–	(1,115)

*	Refer to the Fund's Portfolio of Investments for a listing of securities by type.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of September 30, 2023, the Fund's outstanding borrowings of $77,200,000 under its Leverage Facility are categorized as Level 2 within the fair value hierarchy.

The changes of the fair value of investments for which BGX has used significant unobservable (Level 3) inputs to determine the fair value are as follows:

Blackstone Long-Short Credit Income Fund	Floating Rate Loan Interests	Collateralized Loan Obligation Securities	Total
Balance as of December 31, 2022	$6,740,735	$15,402,183	$22,142,918
Accrued discount/ premium	10,022	9,200	19,222
Realized Gain/(Loss)	41,305	(818,417)	(777,112)
Change in Unrealized Appreciation/(Depreciation)	232,027	1,425,757	1,657,784
Purchases (1)	5,148,819	4,481,565	9,630,384
Sales Proceeds (2)	(3,069,495)	(10,517,490)	(13,586,985)
Transfer into Level 3	6,513	–	6,513
Transfer out of Level 3	(4,425,044)	–	(4,425,044)
Balance as of September 30, 2023	$4,684,882	$9,982,798	$14,667,680
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at September 30, 2023	$(75,942)	$419,109	$343,167

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales Proceeds include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Information about Level 3 fair value measurements as of September 30, 2023:

Blackstone Long-Short Credit Income Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range (Weighted Average)
Assets
Floating Rate Loan Interests	$4,684,882	Third-party vendor pricing service	Broker quotes	N/A
Collateralized Loan Obligation Securities	9,982,798	Third-party vendor pricing service	Broker quotes	N/A

Securities were transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and information for these securities. Other securities were transferred from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest income is recognized on an accrual basis from the date of settlement. Accretion of discount and amortization of premium, which are included in interest income, are accreted or amortized daily using the accrual basis interest method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost.

When the Fund sells a floating rate loan interest, it may pay an agency fee. The Fund earns facility and other fees on floating rate loan interests, and facility fees are typically amortized to income over the term of the loan. Consent and amendment fees are also recorded to income as earned.

NOTE 3. SENIOR AND SECURED FLOATING RATE LOANS

BGX includes first and second lien secured, floating rate loans in its definition of “Secured Loans”. Under normal market conditions, at least 70% of BGX’s Managed Assets (defined below) will be invested in Secured Loans. BGX defines its “Managed Assets” as total assets (including any assets attributable to any leverage used) minus the sum of BGX’s accrued liabilities (other than liabilities related to the principal amount of leverage). At September 30, 2023, 88.04% of BGX’s Managed Assets were held in Secured Loans.

Senior secured loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayment from Borrowers’ excess cash flows or permit the Borrowers’ to repay at their election. The degree to which Borrowers repay, whether as a contractual requirements or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the London Interbank Offered Rate (“LIBOR”) and the Secured Overnight Financing Rate (“SOFR”) (subject to the LIBOR transition as described below and in “Principal Risks—LIBOR Risk”), plus a premium or credit spread

The United Kingdom’s Financial Conduct Authority announced a phase out of LIBOR in 2017. Although many LIBOR rates ceased to be published or were no longer representative of the underlying market they sought to measure after December 31, 2021, a selection of widely used U.S. dollar LIBOR rates were published through June 30, 2023 in order to assist with the transition. Further, on March 15, 2022, the Consolidated Appropriations Act of 2022, which includes the Adjustable Interest Rate (LIBOR) Act, was signed into law in the United States. This legislation establishes a uniform benchmark replacement process for financial contracts that mature after June 30, 2023 that do not contain clearly defined or practicable fallback provisions. The U.S. Federal Reserve System, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, has begun publishing SOFR, which is their preferred alternative rate for U.S. dollar LIBOR, and which is a new index calculated by short-term repurchase agreements, backed by Treasury securities. Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, there remains uncertainty regarding the continued transition away from LIBOR and the nature of any replacement rate. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are in the process of developing in response to these new rates. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and SOFR, there has been no global consensus as to an alternative rate. There could be significant operational challenges for the continued transition away from LIBOR including, but not limited to, amending loan agreements with borrowers on investments that may have not been modified with fallback language and adding effective fallback language to new agreements in the event that LIBOR is discontinued before maturity. Beyond these challenges, we anticipate there may be additional risks to our current processes and information systems that will need to be identified and evaluated by us. The Fund and our portfolio companies may need to amend or restructure our existing LIBOR-based debt instruments and any related hedging arrangements, depending on the applicable LIBOR tenor. Such amendments and restructurings may be difficult, costly and time consuming. The Fund may invest, or remain invested, in floating rate loans and investment securities whose interest rates are indexed to LIBOR. Uncertainty as to the nature of alternative reference rates may result in a sudden or prolonged increase or decrease in the value of LIBOR-based loans and securities, including those of other issuers that the Fund currently holds or may in the future hold. The transition away from LIBOR to a successor rate may involve, among other things, (i) increased volatility or illiquidity in markets for instruments that rely on LIBOR, (ii) a reduction in the value of certain LIBOR-based instruments held by the Fund, or (iii) reduced effectiveness of related Fund transactions, such as hedging, any of which could potentially adversely affect the Fund’s performance. Due to the uncertainty of the replacement for LIBOR, the potential effects on the Fund cannot yet be determined.

Loans will usually require, in addition to scheduled payments of interest and principal, the prepayment of the Loan from free cash flow, as described above. The degree to which borrowers prepay Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Market conditions in the past, including falling default rates among others, have led to increased prepayment frequency and loan renegotiations. These renegotiations are often on terms more favorable to borrowers. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive a prepayment penalty fee assessed against the prepaying borrower.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. Risk of loss is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At September 30, 2023, BGX had invested $7,585,231 in second lien secured loans. Second lien secured loans are considered Secured Loans for BGX.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. The Fund typically invests in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce NAV and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part on, analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty Committee of the Adviser. The factors considered by the Counterparty Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

BGX may acquire Loans through assignments or participations. BGX typically acquires these Loans through assignment, and if BGX acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines which seek to mitigate credit and counterparty risk in the atypical situation when BGX must acquire a Loan through a participation.

BGX has invested in CLO securities. A CLO is a financing company (generally called a Special Purpose Vehicle (“SPV”)), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying a CLO are typically Secured Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, and (iii) equity securities incidental to investments in Secured Loans. When investing in CLOs, each fund will not invest in equity tranches, which are the lowest tranche. However, the Fund may invest in lower tranches of CLO debt securities, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior debt tranches of the CLO. In addition, the Fund intends to invest in CLOs consisting primarily of individual Secured Loans of Borrowers and not repackaged CLO obligations from other high risk pools. The underlying Secured Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of each fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place on a date earlier than legal maturity from refinancing of the senior debt tranches.

NOTE 4. GENERAL COMMITMENTS AND CONTINGENCIES

As of September 30, 2023, BGX had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

Borrower	Par Value	Fair Value	Unrealized Appreciation/ (Depreciation)
VT Topco, Inc., First Lien Term Loan	$1,158	$1,160	$(14)
Omnia Partners, LLC, Delayed Draw Term Loan	118,074	118,357	(1,101)
	$119,232	$119,517	$(1,115)

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with BGX’s valuation policies. For the period ended September 30, 2023, BGX recorded a net decrease in unrealized depreciation on unfunded loan commitments totaling $18,603.

NOTE 5. LEVERAGE

The Fund has entered into a Credit Agreement (the “Agreement”) with a bank to borrow money pursuant to a two-year revolving line of credit (“Leverage Facility”) dated July 29, 2014, as may be amended, restated, supplemented, or modified from time to time, to borrow up to a limit of $100 million, with $33,606,557 for tranche A loans ("BGX Tranche A Loans") and $66,393,443 for tranche B loans ("BGX Tranche B Loans"). Borrowings under the Agreement are secured by the assets of the Fund.

Interest on the Fund's Leverage Facility is charged at a rate of 1.00% above adjusted term SOFR with respect to BGX Tranche A Loans, 1.30% above adjusted term SOFR for one (1) month interest period BGX Tranche B Loans and 1.20% above adjusted term SOFR for three (3) month interest period BGX Tranche B Loans, with adjusted term SOFR measured for the period commencing on the date of the making of such Loan at adjusted term SOFR (or the last date upon which any other Loan was converted to, or continued as, such Loan at adjusted term SOFR) and ending on the numerically corresponding day in the calendar month that is one (1) or three (3) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion.

Under the terms of the Agreement, the Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable for each of BGX Tranche A Loans and BGX Tranche B Loans is 0.15% on the undrawn amounts when drawn amounts exceed 75% of the borrowing limit and 0.25% on the undrawn amounts at any other time. Interest and fees are generally payable at the end of the respective interest period. The Fund may elect to extend the Agreement for a further period with the consent of the lending bank. At September 30, 2023, BGX had borrowings outstanding under its Leverage Facility of $77,200,000, at an interest rate of 6.56%. Due to the short term nature of the Agreement, face value approximates fair value at September 30, 2023. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). For the period ended September 30, 2023, the average borrowings under BGX's Leverage Facility and the weighted average interest rate were $78,523,810 and 6.00%, respectively. During the period ended September 30, 2023, the Fund incurred $71,803 for commitment fees on undrawn amounts.

On July 27, 2016, BGX issued 20,000 7-year Mandatory Redeemable Preferred Shares (“MRPS”) with a total liquidation value of $20,000,000. As of February 11, 2021, the MRPS were rated “AA” by Fitch Ratings. On February 12, 2021, Fitch Ratings downgraded the ratings on the MRPS to “A”. The downgrade was driven by changes to Fitch Ratings’ rating criteria for closed-end funds, rather than by any fundamental changes to the Fund’s credit profile. The dividend rate on the Fund’s MRPS would have increased if the credit rating for the Fund were downgraded below “A” by Fitch Ratings or the equivalent rating of other nationally recognized statistical ratings organizations. BGX used the proceeds of the offering to make additional investments for BGX’s portfolio. The final redemption date of the MRPS was July 27, 2023 and on that date, BGX redeemed all of its outstanding MRPS at liquidation value in the amount of $20,000,000. Prior to redemption, BGX made quarterly dividend payments on the MRPS at an annual dividend rate of 3.61%.

Under the Agreement and the governing documents of the MRPS (while they were outstanding), the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund has agreed to maintain asset coverage of three times over borrowings and 225% asset coverage over borrowings plus MRPS. Compliance with the investment restrictions and calculations are performed by the Fund’s custodian, The Bank of New York Mellon. As of September 30, 2023, the Fund was in compliance with all required investment limitations and asset coverage requirements related to its leverage.

The use of borrowings to leverage the common shares of the Fund can create risks. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Fund. All costs and expenses related to any form of leverage used by the Fund are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Fund’s investment portfolio, the leverage may decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Fund did not utilize leverage. As of September 30, 2023, BGX’s leverage represented 31.74% of the Fund’s Managed Assets.